Exhibit 10.117

                                                                  Execution Copy

================================================================================

                                 TRUST AGREEMENT

                                  by and among

                  BLUEGREEN RECEIVABLES FINANCE CORPORATION IX,
                    as Depositor and Residual Interest Owner,

                               GSS HOLDINGS, INC.
                                    as Owner

                                       and

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                          Dated as of November 2, 2004

================================================================================

                                TABLE OF CONTENTS

                                                                                                          Page
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
ARTICLE I. DEFINITIONS.......................................................................................1
      Section 1.01.    Capitalized Terms.....................................................................1
      Section 1.02.    Usage of Terms........................................................................1
      Section 1.03.    Section References....................................................................1
      Section 1.04.    Accounting Terms......................................................................1

ARTICLE II. ORGANIZATION.....................................................................................2
      Section 2.01.    Name..................................................................................2
      Section 2.02.    Office................................................................................2
      Section 2.03.    Purposes and Powers...................................................................2
      Section 2.04.    Appointment of Owner Trustee..........................................................3
      Section 2.05.    Capital Contribution of initial Trust Estate..........................................3
      Section 2.06.    Declaration of Trust..................................................................3
      Section 2.07.    Liability of Depositor................................................................4
      Section 2.08.    Title to Trust Property...............................................................4
      Section 2.09.    Situs of Trust........................................................................4
      Section 2.10.    Representations and Warranties........................................................5
      Section 2.11.    Federal Income Tax Treatment..........................................................7
      Section 2.12.    Covenants of the Depositor and Owner..................................................7
      Section 2.13.    Separateness of Trust.................................................................8

ARTICLE III. CERTIFICATE AND TRANSFER OF INTERESTS..........................................................10
      Section 3.01.    Trust Certificate Ownership..........................................................10
      Section 3.02.    The Trust Certificate................................................................10
      Section 3.03.    Authentication and Delivery of Trust Certificate.....................................10
      Section 3.04.    Registration of Transfer and Exchange of Trust Certificate...........................11
      Section 3.05.    Residual Interest Certificate Ownership..............................................11
      Section 3.06.    The Residual Interest Certificate....................................................12
      Section 3.07.    Authentication and Delivery of Residual Interest Certificate.........................12
      Section 3.08.    Registration of Transfer and Exchange of Residual Interest Certificate...............12
      Section 3.09.    Mutilated, Destroyed, Lost or Stolen Certificates....................................13
      Section 3.10.    Persons Deemed Owners................................................................13
      Section 3.11.    Access to List of Certificateholder's Name and Addresses.............................13
      Section 3.12.    Maintenance of Office or Agency......................................................14
      Section 3.13.    Appointment of Trust Paying Agent....................................................14
      Section 3.14.    Ownership by Owner of Trust Certificate..............................................14
      Section 3.15.    Ownership by Depositor of Residual Interest Certificate..............................14

ARTICLE IV. ACTIONS BY OWNER TRUSTEE........................................................................15
      Section 4.01.    Prior Notice to Residual Interest Owner with Respect to Certain Matters..............15

      Section 4.02.    Action by Residual Interest Owner with Respect to Certain Matters....................15
      Section 4.03.    Action by Residual Interest Owner with Respect to Bankruptcy.........................15
      Section 4.04.    Restrictions on Residual Interest Owner's Power......................................15

ARTICLE V. APPLICATION OF TRUST FUNDS; CERTAIN DUTIES.......................................................16
      Section 5.01.    Establishment of Certificate Distribution Account....................................16
      Section 5.02.    Application of Trust Funds...........................................................16
      Section 5.03.    Method of Payment....................................................................16
      Section 5.04.    No Segregation of Moneys; No Interest................................................17
      Section 5.05.    Accounting and Reports to the Certificateholder, the Internal Revenue
                       Service and Others...................................................................17
      Section 5.06.    Signature on Returns; Tax Matters Partner............................................17

ARTICLE VI. AUTHORITY AND DUTIES OF OWNER TRUSTEE...........................................................17
      Section 6.01.    General Authority....................................................................17
      Section 6.02.    General Duties.......................................................................18
      Section 6.03.    Action Upon Instruction..............................................................18
      Section 6.04.    No Duties Except as Specified in this Agreement or in Instructions...................19
      Section 6.05.    No Action Except Under Specified Documents or Instructions...........................19
      Section 6.06.    Restrictions.........................................................................20

ARTICLE VII. CONCERNING THE OWNER TRUSTEE...................................................................20
      Section 7.01.    Acceptance of Trusts and Duties......................................................20
      Section 7.02.    Furnishing of Documents..............................................................21
      Section 7.03.    Representations and Warranties of the Trust Company..................................21
      Section 7.04.    Reliance; Advice of Counsel..........................................................21
      Section 7.05.    Not Acting in Individual Capacity....................................................22
      Section 7.06.    Owner Trustee Not Liable for Trust Certificate, Residual Interest
                       Certificate Notes or Timeshare Loans.................................................22
      Section 7.07.    Owner Trustee May Own Certificates and Notes.........................................23

ARTICLE VIII. COMPENSATION OF OWNER TRUSTEE.................................................................23
      Section 8.01.    Owner Trustee's Fees and Expenses....................................................23
      Section 8.02.    Indemnification......................................................................23
      Section 8.03.    Payments to the Owner Trustee........................................................23

ARTICLE IX. TERMINATION OF TRUST AGREEMENT..................................................................24
      Section 9.01.    Termination of Trust Agreement.......................................................24

ARTICLE X. SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES...........................................25
      Section 10.01.   Eligibility Requirements for Owner Trustee...........................................25
      Section 10.02.   Resignation or Removal of Owner Trustee..............................................25
      Section 10.03.   Successor Owner Trustee..............................................................26
      Section 10.04.   Merger or Consolidation of Owner Trustee.............................................26

      Section 10.05.   Appointment of Co-Trustee or Separate Trustee........................................27
ARTICLE XI. MISCELLANEOUS...................................................................................28
      Section 11.01.   Supplements and Amendments...........................................................28
      Section 11.02.   No Legal Title to Trust Estate in Owner..............................................29
      Section 11.03.   Limitations on Rights of Others......................................................29
      Section 11.04.   Notices..............................................................................30
      Section 11.05.   Severability of Provisions...........................................................31
      Section 11.06.   Counterparts.........................................................................31
      Section 11.07.   Successors and Assigns...............................................................31
      Section 11.08.   No Petition..........................................................................31
      Section 11.09.   No Recourse..........................................................................32
      Section 11.10.   Headings.............................................................................32
      Section 11.11.   Governing Law........................................................................32
      Section 11.12.   Trust Certificate Transfer Restrictions..............................................32
      Section 11.13.   Extraordinary Transactions...........................................................32

EXHIBITS

Exhibit A     Form of Certificate of Trust.................................................................A-1
Exhibit B-1   Form of Trust Certificate....................................................................B-1
Exhibit B-2   Form of Residual Interest Certificate........................................................B-2

      This TRUST AGREEMENT dated as of November 2, 2004 (this "Agreement"), is by and among BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, a Delaware corporation, as Depositor (the "Depositor" or the "Residual Interest Owner"), GSS HOLDINGS, INC., as owner (the "Owner"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation (the "Trust Company"), as owner trustee (the "Owner Trustee").

      WHEREAS, in order to consummate the transactions contemplated by that certain Indenture, (the "Indenture"), to be entered into by and among the trust to be created hereby, Bluegreen Corporation, as servicer, Vacation Trust, Inc., as club trustee, Concord Servicing Corporation, as backup servicer, Branch Banking and Trust Company, as agent, and U.S. Bank National Association, as indenture trustee, the Depositor, the Residual Interest Owner and the Owner Trustee desire, pursuant to the terms of this Agreement, to create a trust known as "BXG Receivables Note Trust 2004-C";

      WHEREAS, in connection herewith, the Depositor is willing to purchase the Residual Interest Certificate (as defined herein) to be issued pursuant to this Agreement and to assume certain rights and obligations pursuant hereto; and

      WHEREAS, the Owner is willing to purchase the Trust Certificate and assume certain rights and obligations pursuant hereto.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      Section 1.01. Capitalized Terms. Except as otherwise provided in this Agreement, capitalized terms used but not defined herein shall have the meanings specified in "Standard Definitions" attached hereto as Annex A.

      Section 1.02. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender including the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their successors and assigns; and the term "including" means "including without limitation".

      Section 1.03. Section References. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

      Section 1.04. Accounting Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                  ARTICLE II.

                                  ORGANIZATION

      Section 2.01. Name. The Trust created hereby shall be known as "BXG Receivables Note Trust 2004-C" in which name the Owner Trustee shall have power and authority and is hereby authorized and empowered to and may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

      Section 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Owner Trustee Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owner and the Depositor.

      Section 2.03. Purposes and Powers.

      (a) The purpose of the Trust is to engage exclusively in the activities set forth in this Section 2.03. The Trust shall have the power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Owner Trustee shall have power and authority, and is hereby authorized and empowered, in the name and on behalf of the Trust, to do or cause to be done all acts and things necessary, appropriate or convenient to cause the Trust, to engage in the activities set forth in this Section 2.03 as follows:

          (i) to issue the Notes pursuant to the Indenture and the Trust Certificate and Residual Interest Certificate pursuant to this Agreement and to sell the Notes;

          (ii) with the proceeds of Borrowings made pursuant to the Note Funding Agreement, acquire the Timeshare Loans and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale Agreement;

          (iii)     to assign, grant, transfer,  pledge, mortgage and convey the
                    assets   constituting  the  Trust  Estate  pursuant  to  the
                    Indenture;

          (iv) to distribute to the Residual Interest Owner any portion of the Trust Estate released from the Lien of the Indenture simultaneously with the release of such property in accordance with the Indenture;

          (v) to enter into and perform the Trust's obligations under the Transaction Documents to which it is to be a party;

          (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

          (vii) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the

                    Trust Estate and the making of distributions to the Residual Interest Owner and the Noteholders; and

          (viii)    to file with the  Delaware  Secretary  of State  pursuant to
                    Section 3810 of the Statutory Trust Statute, (a) a certificate of trust, and any amendments thereto or restatements thereof which may become necessary or advisable, and (b) upon the dissolution and winding up of the affairs of the Trust, a certificate of cancellation.

      (b) The Trust shall not engage in any activities other than in connection with the foregoing. Nothing contained herein shall be deemed to authorize the Owner Trustee to engage in any business operations or any activities other than those set forth in the introductory sentence of Section 2.03(a) hereof. Specifically, the Owner Trustee shall have no authority to engage in any business operations, or acquire any assets other than those specifically included in the Trust Estate, or otherwise vary the assets held by the Trust.
Similarly, the Owner Trustee shall have no discretionary duties other than performing those acts set forth above necessary to accomplish the purpose of the Trust as set forth in the introductory sentence of Section 2.03(a) hereof.

      Section 2.04. Appointment of Owner Trustee. The Depositor hereby appoints the Trust Company as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Trust Company hereby accepts such appointment.

      Section 2.05. Capital Contribution of initial Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate (prior to giving effect to the conveyances described in the Sale Agreement) and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

      Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Trust Estate and collecting and disbursing the periodic income therefrom for the use and benefit of the Residual Interest Owner, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties that the Owner, as holder of the Trust Certificate shall have no economic interest in the Trust. It is the intention of the parties hereto that the Residual Interest Owner have only an economic interest in the Trust, and that the Trust not constitute a Subsidiary or Affiliate of the Residual Interest Owner (or of any of its Affiliates) for any purpose. It is the intention of the parties hereto that the Trust constitutes a statutory trust under the Statutory Trust Statute and that this Agreement constitutes the governing instrument of such statutory trust. It is the intention of the parties hereto that the Trust be disregarded as a separate entity as to the Depositor for federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3(b)(1)(ii) as in effect for periods after January 1, 1997. The parties agree not to take any action inconsistent with such intended federal income tax treatment. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute for the sole purpose and to the extent necessary to accomplish the purpose of the Trust as set forth in the introductory sentence of Section 2.03(a) hereof.

      Section 2.07. Liability of Depositor.

      (a) Pursuant to Section 3803(a) of the Statutory Trust Statute, the Depositor shall be liable directly to and will indemnify any injured party or any other creditor of the Trust for all losses, claims, damages, liabilities and expenses of the Trust to the extent that the Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Depositor were a general partner; provided, however, that neither the Depositor nor the Owner shall under any circumstances be liable for any losses incurred by a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the immediately preceding sentence for which the Depositor and the Owner shall not be liable) shall be deemed third party beneficiaries of the Depositor's obligations under this paragraph. The obligations of the Depositor under this paragraph shall be evidenced by the Residual Interest Certificate described in Section 3.05 hereof.

      (b) The Owner, solely by virtue of its being the Certificateholder of the Trust Certificate, shall not have any personal liability for any liability or obligation of the Trust.

      Section 2.08. Title to Trust Property. Legal title to the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in an Owner Trustee or Owner Trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

      Neither the Owner nor the Residual Interest Holder shall have legal title to any part of the Trust Estate or any interest in specific property comprising the Trust Estate. No transfer by operation of law or otherwise of any interest of the Owner or the Residual Interest Holder shall operate to terminate this Agreement or the Trust hereunder or entitle any transferee to any accounting or to the transfer to it of any part of the Trust Estate. No creditor of the Owner or the Residual Interest Holder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to any property of the Trust. The Owner's beneficial non-economic interest in the Trust shall be personal property notwithstanding the nature of any property of the Trust.

      Section 2.09. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Florida or the State of Delaware. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware and payments will be made by the Trust only from Delaware. The only office of the Trust will be at the Owner Trustee Corporate Trust Office.

      Section 2.10. Representations and Warranties.

      (a) Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

            (i) The Depositor is duly organized and validly existing as a corporation organized and existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority and legal right to acquire and own the Trust Estate.

            (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

            (iii) The  Depositor  has the power and  authority  to  execute  and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Owner Trustee on behalf of the Trust as part of the Trust Estate and has duly authorized such sale and assignment and deposit with the Owner Trustee on behalf of the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

            (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of the properties of the Depositor pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or any order, role or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

            (v) All approvals, authorizations, consents, orders or other actions of any person or any governmental entity required in connection with the execution and delivery of this Agreement and the fulfillment of the terms hereof have been obtained.

            (vi) There are no proceedings or investigations pending, or to the Depositor's Knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Agreement, any of the other Transaction Documents or the Residual Interest Certificate,
                  (B) seeking to prevent the issuance of the Residual Interest Certificate or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Transaction Documents or the Residual Interest Certificate or
                  (D) involving the Depositor and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Residual Interest Certificate.

      (b) Representations and Warranties of Owner. The Owner hereby represents and warrants to the Owner Trustee that:

            (i) The Owner is duly organized and validly existing as a corporation organized and existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business.

            (ii) The Owner is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

            (iii) The Owner has the power and  authority  to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Owner by all necessary corporate action.

            (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Owner, or any indenture, agreement or other instrument to which the Owner is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of the properties of the Owner pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents), nor violate any law or any order, rule or regulation applicable to the Owner of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Owner or its properties.

            (v) All approvals, authorizations, consents, orders or other actions of any person or any governmental entity required in connection with the execution and delivery of this Agreement and the fulfillment of the terms hereof have been obtained.

            (vi) There are no proceedings or investigations pending, or to the Owner's Knowledge threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Owner or its properties: (A) asserting the invalidity of this Agreement, any of the other Transaction Documents or the Trust Certificate, (B) seeking to prevent the issuance of the Trust Certificate or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Owner of its obligations under, or the validity or enforceability of, this Agreement, any of the other Transaction Documents or the Trust Certificate or (D) involving the Owner and which might adversely affect the federal income tax or other
                  federal,   state  or  local  tax   attributes   of  the  Trust
                  Certificate.

      Section 2.11. Federal Income Tax Treatment.

      (a) It is the intention of the Depositor and the Owner that the Trust be disregarded as a separate entity as to the Depositor for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii) as in effect for periods after January 1, 1997. The Trust Certificate must at all times be held by either the Owner or its transferee as sole owner and does not represent an economic interest in the Trust. The Residual Interest Certificate constitutes the entire residual economic interest in the Trust (after payments to the Noteholders in accordance with the terms of the Transaction Documents) and must at all times be held by the Trust Depositor or its transferee. The Depositor and the Owner agree not to take any action inconsistent with such intended federal income tax treatment. Because for federal income tax purposes, the Trust will be disregarded as a separate entity, items of income, gain, loss and deduction of the Trust for any month as determined for federal income tax purposes shall be allocated entirely to the Depositor (or subsequent purchaser of the Residual Interest Certificate) as the sole owner of the residual economic interest in the Trust.

      Section 2.12. Covenants of the Depositor and Owner. The Depositor and the Owner agree and covenant (severally, as applicable) that during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

      (a) in the event that any litigation with claims in excess of $10,000 to which the Depositor is a party which shall be reasonably likely to result in a material judgment against the Depositor that the Depositor will not be able to satisfy shall be commenced, during the period beginning immediately following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Depositor, such judgment has been satisfied), the Depositor shall not pay any dividend to its Affiliates, or make any distribution on or in respect of its capital stock to its

Affiliates, or repay the principal amount of any indebtedness of the Depositor held by its Affiliates, unless after giving effect to such payment, distribution or repayment, the Depositor's liquid assets shall not be less than the amount of actual damages claimed in such litigation;

      (b) neither the Depositor nor the Owner shall, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

      (c) neither the Depositor nor the Owner shall create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its certificate of incorporation, by-laws and the Transaction Documents;

      (d) it shall obtain from each other party to each Transaction Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 9.01(e) hereof such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States;

      (e) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action; and

      (f) it shall not transfer the Trust Certificate (in the case of the Owner) or the Residual Interest Certificate (in the case of the Depositor) unless the transferee agrees that it shall comply with the provisions of this Agreement, including, but not limited to, paragraph (b) above.

      Section 2.13. Separateness of Trust. The Depositor, the Owner and the Owner Trustee agree and covenant (severally, as applicable) that during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

      (a) The Trust shall maintain its chief executive office and a telephone number separate from that of any Controlling Entity (as hereinafter defined) and shall conspicuously identify such office as its office.

      (b) The Trust shall maintain its financial statements, accounting records and other organization documents separate from those of any Controlling Entity or any other person or entity.

      (c) The Trust shall prepare unaudited annual financial statements, and the Trust's financial statements shall comply with generally accepted accounting principles (except as noted in such financial statements).

      (d) The Trust shall maintain its own separate bank accounts and correct, complete and separate books of account.

      (e) The Trust shall hold itself out to the public (including any Controlling Entity's creditors) under the Trust's own name and as a separate and distinct corporate entity. The Trust's name may not be used by any other Controlling Entity in the conduct of its business, nor may the Trust use the name of any other Controlling Entity in the conduct of its business. The Trust must have a separate telephone number, stationery and other business forms.

      (f) All customary formalities regarding the existence of the Trust shall be observed.

      (g) All business transactions entered into by the Trust with any Controlling Entity shall be on such terms and conditions (including terms relating to amounts paid under such transactions) as would be generally available in comparable transactions if such business transactions were with an entity that was not a Controlling Entity and shall be approved by the Indenture Trustee.

      (h) Except as provided in Section 2.03 hereof, the Trust shall not guarantee or assume or hold itself out or permit itself to be held out as having guaranteed or assumed any liabilities or obligations of a Controlling Entity or any other person or entity.

      (i) Other than organizational expenses, the Trust shall pay its own liabilities, indebtedness and obligations of any kind, including all administrative expenses, from its own separate assets in accordance with the provisions hereunder and in the Indenture.

      (j) Assets of the Trust shall be separately identified, maintained and segregated. The Trust's assets shall at all times be held by or on behalf of the Trust and, if held on behalf of the Trust by another entity (including any Controlling Entity), shall be kept identifiable (in accordance with customary usages) as assets owned by the Trust.

      As defined herein, "Controlling Entity" means any entity (A) which beneficially owns, directly or indirectly, 10% or more of the outstanding
Certificates of Trust, (B) of which 10% or more of the outstanding voting securities are beneficially owned, directly or indirectly, by any entity described in clause (A) above, or (C) which otherwise controls or otherwise is controlled by or otherwise is under common control with any person or entity described in clause (A) above; provided, however, for purposes of this definition, the terms "control," "controlled by" and "under common control with" shall have the meanings assigned to them in Rule 405 under the Securities Act of 1933, as amended.

                                  ARTICLE III.

                      CERTIFICATE AND TRANSFER OF INTERESTS

      Section 3.01. Trust Certificate Ownership.

      (a) Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 hereof and until the issuance of the Trust Certificate, the Owner shall be the sole equity owner of the Trust. The Trust Certificate must at all times be held by either the Owner or its transferee as sole owner.

      (b) No transfer of the Trust Certificate shall be made unless such transfer is made in a transaction which does not require registration or qualification under the Securities Act or qualification under any state securities or "Blue Sky" laws. Neither the Owner Trustee nor the Certificate Registrar shall effect the registration of any transfer of the Trust Certificate unless (i) prior to such transfer, the Owner Trustee shall have received a tax opinion, substantially similar to and covering the same issues as the tax opinion rendered on the Closing Date and that there will be no adverse federal income tax consequences as a result of the transfer, and (ii) following such transfer, there would be no more than one holder of the Trust Certificate, and the holder of the Trust Certificate would not be a Foreign Person, a partnership, Subchapter S corporation or grantor trust.

      Section 3.02. The Trust Certificate. The Trust Certificate, which shall represent only legal ownership of the Trust and shall not represent any economic interest in the Trust, shall be substantially in the form of Exhibit B-2 hereto. The Trust Certificate shall be executed by the Owner Trustee on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and shall be deemed to have been validly issued when so executed. The Trust Certificate bearing the manual or facsimile signature of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Owner Trustee shall be a valid and binding obligation of the Trust, notwithstanding that such individuals or any of them have eased to be so authorized prior to the authentication and delivery of such Trust Certificate or did not hold such offices at the date of such Trust Certificate. The Trust Certificate shall be dated the date of its authentication.

      Section 3.03. Authentication and Delivery of Trust Certificate. The Owner Trustee shall cause to be authenticated and delivered upon the order of the Depositor, in exchange for the assets constituting the Trust Estate, a Trust Certificate duly authenticated by the Owner Trustee, evidencing the entire ownership of the Trust. No Trust Certificate shall be entitled to any benefit under this Agreement, or be vacated for any purpose, unless there appears on such Trust Certificate a certificate of authentication substantially in the form set forth in the form of Trust Certificate attached hereto as Exhibit B-2, executed by the Owner Trustee or its authenticating agent, by manual signature, and such certificate upon any Trust Certificate shall be conclusive evidence, and the only evidence, that such Trust Certificate has been duly authenticated and delivered hereunder. Upon issuance, authorization and delivery pursuant to the terms hereof, the Trust Certificate will be entitled to the benefits of this Agreement.

      Section 3.04. Registration of Transfer and Exchange of Trust Certificate.

      (a) The Certificate Registrar shall keep or cause to be kept, a Certificate Register, subject to such reasonable regulations as it may prescribe. The Certificate Register shall provide for the registration of Trust Certificate and transfers and exchanges of the Trust Certificate as provided herein. The Owner Trustee is hereby initially appointed "Certificate Registrar" for the purpose of registering the Trust Certificate and transfers and exchanges of the Trust Certificate as herein provided. In the event that, subsequent to the Closing Date, the Owner Trustee notifies the Servicer that it is unable to act as Certificate Registrar, the Servicer shall appoint another bank or trust company, having an office or agency located in the State of Delaware, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Owner Trustee, to act as successor Certificate Registrar hereunder.

      (b) Upon surrender for registration of transfer of any Trust Certificate at the Owner Trustee Corporate Trust Office, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee, one new Trust Certificate having the same aggregate principal amount.

      (c) Every Trust Certificate presented or surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

      (d) No service charge shall be made for any registration of transfer or exchange of the Trust Certificate, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of the Trust Certificate.

      (e) All Trust Certificates surrendered for registration of transfer shall be canceled and subsequently destroyed by the Owner Trustee.

      Section 3.05. Residual Interest Certificate Ownership.

      (a) Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 hereof the Owner shall be the sole equity owner of the Trust. The Residual Interest Certificate must at all times be held by either the Residual Interest Owner or its transferee.

      (b) No transfer of the Residual Interest Certificate shall be made unless such transfer is made in a transaction which does not require registration or qualification under the Securities Act of 1933, as amended, or qualification under any state securities or "Blue Sky" laws. Neither the Owner Trustee nor the Certificate Registrar shall effect the registration of any transfer of the Residual Interest Certificate unless (i) prior to such transfer the Owner Trustee shall have received a tax opinion, substantially similar to and covering the same issues as the tax opinion rendered on the Closing Date and that there will be no adverse federal income tax consequences as a result of the transfer, and (ii) following such transfer, there would be no more than one holder of the Residual Interest Certificate and the holder of the Residual Interest Certificate would not be a Foreign Person, a partnership, Subchapter S corporation or grantor trust.

      Section 3.06. The Residual Interest Certificate. The Residual Interest Certificate shall be substantially in the form of Exhibit B-2 hereto. The Residual Interest Certificate shall be executed by the Owner Trustee on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and shall be deemed to have been validly issued when so executed. The Trust Certificate bearing the manual or facsimile signature of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Owner Trustee shall be a valid and binding obligation of the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Residual Interest Certificate or did not hold such offices at the date of such Residual Interest Certificate. The Residual Interest Certificate shall be dated the date of its authentication.

      Section 3.07. Authentication and Delivery of Residual Interest Certificate. The Owner Trustee shall cause to be authenticated and delivered to the Residual Interest Owner upon the order of the Depositor, in exchange for the assets constituting the Trust Estate, a Residual Interest Certificate duly authenticated by the Owner Trustee, evidencing the entire residual economic (but no equity ownership) of the Trust. No Residual Interest Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Residual Interest Certificate a certificate of authentication substantially in the form set forth in the form of Residual Interest Certificate attached hereto as Exhibit B-2, executed by the Owner Trustee or its authenticating agent, by manual signature, and such certificate upon any Residual Interest Certificate shall be conclusive evidence, and the only evidence, that such Residual Interest Certificate has been duly authenticated and delivered hereunder. Upon issuance, authorization and delivery pursuant to the terms hereof, the Residual Interest Certificate will be entitled to the benefits of this Agreement.

      Section 3.08. Registration of Transfer and Exchange of Residual Interest Certificate.

      (a) The Certificate Registrar shall keep or cause to be kept, a Certificate Register, subject to such reasonable regulations as it may prescribe. The Certificate Register shall provide for the registration of Trust Certificate and transfers and exchanges of the Residual Interest Certificate as provided herein. The Owner Trustee is hereby initially appointed Certificate Registrar for the purpose of registering the Residual Interest Certificate and transfers and exchanges of the Residual Interest Certificate as herein provided. In the event that, subsequent to the Closing Date, the Owner Trustee notifies the Servicer that it is unable to act as Certificate Registrar, the Servicer shall appoint another bank or trust company, having an office or agency located in the State of Delaware, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Owner Trustee, to act as successor Certificate Registrar hereunder.

      (b) Upon surrender for registration of transfer of any Residual Interest Certificate at the Owner Trustee Corporate Trust Office, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee, one new Residual Interest Certificate having the same aggregate principal amount.

      (c) Every Residual Interest Certificate presented or surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

      (d) No service charge shall be made for any registration of transfer or exchange of the Residual Interest Certificate, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of the Residual Interest Certificate.

      (e) All Residual Interest Certificates surrendered for registration of transfer shall be canceled and subsequently destroyed by the Owner Trustee.

      Section 3.09. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute and the Owner Trustee or its authenticating agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen certificate, a new Certificate of like tenor and fractional undivided interest, in connection with the issuance or any new Certificate under this
Section 3.09, the Owner Trustee may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this
Section 3.09 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 3.10. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 hereof and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and Trust Paying Agent or any of their respective agents shall be affected by any notice of the contrary.

      Section 3.11. Access to List of Certificateholder's Name and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Servicer or the Depositor, the name and address of the Certificateholder as of the most recent Record Date in such form as the Servicer or the Depositor may reasonably require. Every Certificateholder, by receiving and holding a Certificate, agrees with the Servicer, the Depositor and the Owner Trustee that none of the Servicer, the Depositor or the Owner Trustee shall be held accountable by reason of the disclosure of any such information as to the name and address of the Certificateholder hereunder, regardless of the source from which such information was derived.

      Section 3.12. Maintenance of Office or Agency. The Owner Trustee shall maintain in Delaware, an office or offices or agency or agencies where the Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and this Agreement may be served. The Owner Trustee hereby designates the Owner Trustee Corporate Trust Office as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Servicer and to the Certificateholder of any change in the location of the Certificate Register or any such office or agency.

      Section 3.13. Appointment of Trust Paying Agent. The Trust Paying Agent shall make distributions to the Residual Interest Owner pursuant to Section 5.02(a) hereof and shall report the amounts of such distributions to the Owner Trustee. The Owner Trustee may revoke such power and remove the Trust Paying Agent if the Owner Trustee determines, in its sole discretion, that the Trust Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The "Trust Paying Agent" initially shall be U.S. Bank National Association, and any co-Trust Paying Agent chosen by the Trust Paying Agent that is acceptable to the Owner Trustee. Each Trust Paying Agent shall be permitted to resign as Trust Paying Agent upon 30 days' written notice to the Owner Trustee. In the event that U.S. Bank National Association shall no longer be the Trust Paying Agent, the Owner Trustee shall appoint a successor to act as Trust Paying Agent (which shall be a bank or trust company of similar size and credit rating). The Owner Trustee shall cause such successor Trust Paying Agent or any additional Trust Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Trust Paying Agent or additional Trust Paying Agent shall agree with the Owner Trustee that, as Trust Paying Agent, such successor Trust Paying Agent or additional Trust Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Trust Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Trust Paying Agent, such Trust Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7,03, 7.04 and 8.01 hereof shall apply to the Owner Trustee also in its role as Trust Paying Agent, for so long as the Owner Trustee shall act as Trust Paying Agent and, to the extent applicable, to any other Trust Paying Agent appointed hereunder. Any reference in this Agreement to the Trust Paying Agent shall include any co-Trust Paying Agent unless the context requires otherwise.

      Section 3.14. Ownership by Owner of Trust Certificate. Owner shall on the Closing Date purchase from the Trust a Trust Certificate.

      Section 3.15. Ownership by Depositor of Residual Interest Certificate. Depositor shall on the Closing Date purchase from the Trust a Residual Interest Certificate.

                                  ARTICLE IV.

                            ACTIONS BY OWNER TRUSTEE

      Section 4.01. Prior Notice to Residual Interest Owner with Respect to Certain Matters. Subject to the provisions and limitations contained in the Indenture and other Transaction Documents, with respect to the following matters, unless otherwise instructed in writing by the Owner, the Trust shall not take action unless at least 30 days before the taking of such action the Owner Trustee shall have notified the Owner that such action will be taken:

      (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Timeshare Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to claims or lawsuits for collection of the assets comprising the Trust Estate);

      (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

      (c) the amendment of the Indenture by a supplemental indenture; or

      (d) the appointment pursuant to the Indenture of a successor Note Registrar, Trust Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Trust Paying Agent, Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

      Section 4.02. Action by Residual Interest Owner with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04 hereof, the Owner Trustee shall not have the power, except upon the written direction of the Residual Interest Owner, to (a) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, (b) authorize the merger or consolidation of the Trust with or into any other business trust or entity (other than in accordance with Section 8.4 of the Indenture) or (c) amend the Certificate of Trust. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Residual Interest Owner.

      Section 4.03. Action by Residual Interest Owner with Respect to Bankruptcy. Subject to Sections 2.12(b) and (f) hereof, the Owner Trustee shall not have the power to commence a voluntary proceeding in a bankruptcy relating to the Trust without the prior approval of the Residual Interest Owner and the delivery to the Owner Trustee by such Residual Interest Owner of a certificate certifying that such Residual Interest Owner reasonably believes that the Trust is insolvent.

      Section 4.04. Restrictions on Residual Interest Owner's Power. The Residual Interest Owner shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to the purpose of this

Trust as set forth in Section 2.03(a) hereof, nor shall the Owner Trustee be obligated to follow any such direction, if given.

                                   ARTICLE V.

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

      Section 5.01. Establishment of Certificate Distribution Account. The Owner Trustee shall cause the Servicer, for the benefit of the Certificateholders, to establish and maintain with U.S. Bank National Association for the benefit of the Owner Trustee, a trust account (the "Certificate Distribution Account") which, while the Trust Paying Agent holds such account, shall be entitled "CERTIFICATE DISTRIBUTION ACCOUNT, U.S. BANK NATIONAL ASSOCIATION, AS TRUST
PAYING AGENT, IN TRUST FOR THE BXG RECEIVABLES NOTE TRUST 2004-C, RESIDUAL INTEREST CERTIFICATE." Funds shall be deposited in the Certificate Distribution Account as required by the Indenture, or following satisfaction or release of the Indenture.

      Section 5.02. Application of Trust Funds.

      (a) On each Payment Date, the Trust Paying Agent shall distribute amounts to the parties due payments under the Transaction Documents for which such payments are not provided for in Section 3.4 or Section 6.6 of the Indenture and the remaining amounts to the Residual Interest Owner, pro rata, from amounts on deposit in the Certificate Distribution Account the amounts deposited therein pursuant to Sections 3.4 or 6.6 of the Indenture with respect to such Payment Date.

      (b) On each Payment Date, the Trust Paying Agent shall send to the Residual Interest Owner the statement or statements provided to the Owner Trustee by the Servicer pursuant to Section 5.5 of the Indenture with respect to such Payment Date.

      (c) In the event that any withholding tax is imposed on the Trust's payment (or allocation of income) to the Residual Interest Owner, such tax shall reduce the amount otherwise distributable to the Residual Interest Owner in accordance with this Section. The Trust Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Residual Interest Owner sufficient funds for the payment of tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment if such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to the Residual Interest Owner shall be treated as cash distributed to such Residual Interest Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Trust Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (c).

      Section  5.03.  Method of  Payment.  Subject  to  Section  9.01(c)  hereof respecting the final payment upon retirement of the Residual Interest Certificate, distributions required to be made to the Residual Interest Owner of record on the related Record Date shall be made by check mailed to such Residual Interest Owner at the address of such Residual Interest Owner appearing in the Certificate Register.

      Section 5.04. No Segregation of Moneys;  No Interest.  Subject to Sections
5.01 and 5.02 hereof, moneys received by the Trust Paying Agent hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law and shall be invested in Eligible Investments maturing no later than one Business Day prior to the related Payment Date at the direction of the Depositor. The Trust Paying Agent shall not be liable for payment of any interest or losses in respect of such moneys. Investment gains shall be for the account of and paid to the Residual Interest Owner.

      Section 5.05. Accounting and Reports to the Certificateholder, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver to the Residual Interest Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable the Residual Interest Owner to prepare its federal and state income tax returns, (c) file such tax returns, if necessary, relating to the Trust and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the federal income tax treatment for the Trust as set forth in Section 2.11 hereof, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) hereof with respect to income or distributions to Residual Interest Owner. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Timeshare Loans. If applicable, the Owner Trustee shall not make the election provided under
Section 754 or Section 761 of the Code.

      Section 5.06. Signature on Returns; Tax Matters Partner.

      (a) The Depositor shall sign on behalf of the Trust the tax returns of the Trust.

      (b) If Subchapter K of the Code should be applicable to the Trust, the Residual Interest Owner shall be designated the "tax matters partner" of the Trust pursuant to Section 6231 (a)(7)(A) of the Code and applicable Treasury Regulations.

                                  ARTICLE VI.

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

      Section 6.01. General Authority. Subject to the provisions and limitations of Sections 2.03 and 2.06 hereof, the Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other Document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party and any amendment or other agreement, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents.

      Section 6.02. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents to which the Trust is a party and to administer the Trust in the interest of the Owner and the Residual Interest Owner, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement or another Transaction Document to perform any act or to discharge any duty of the Owner Trustee or the Trust under any Transaction Document, and the Owner Trustee shall not be personally liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

      Section 6.03. Action Upon Instruction.

      (a) Subject to Article IV hereof, in accordance with the terms of the Transaction Documents, the Owner may by written instruction direct the Owner Trustee in the management of the Trust.

      (b) Owner Trustee shall not be required to take any action hereunder or under any other Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Transaction Documents or is otherwise contrary to law.

      (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owner and the Residual Interest Owner requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owner and the Residual Interest Owner received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Transaction Documents, as it shall deem to be in the best interests of the Owner and the Residual Interest Owner, and shall have no liability to any Person for such action or inaction.

      (d) In the event that the Owner Trustee is unsure as to the applicability of any provision of this Agreement or any other Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owner and the Residual Interest Owner requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Transaction Documents, as it shall deem to be in the best interests of the Owner and the Residual Interest Owner, and shall have no liability to any Person for such action or inaction.

      (e) Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or an political subdivisions thereof in existence on the date hereof other than the State of Delaware being payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated in this Agreement. In the event that the Owner Trustee has determined that any action set forth in clauses (i) through (iii) above will result in the consequences stated therein, the Owner Trustee shall appoint one or more Persons to act as co-trustee pursuant to Section 10.05 hereof.

      Section 6.04. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or any document or written instruction received by the Owner Trustee pursuant to Section 6.03 hereof; and no implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Transaction Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

      Section 6.05. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03 hereof.

      Section  6.06.  Restrictions.  The Owner Trustee shall not take any action
(i) that is  inconsistent  with the  purposes  of the Trust set forth in Section
2.03 hereof or (ii) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal or state income tax purposes. Neither the Owner nor the Residual Interest Owner shall direct the Owner Trustee to take actions that would violate the provisions of this Section.

                                  ARTICLE VII.

                          CONCERNING THE OWNER TRUSTEE

      Section 7.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Transaction Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any other Transaction Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 hereof expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence);

      (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee which did not result from negligence on the part of such responsible officer;

      (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Owner and the Residual Interest Owner;

      (c) no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Transaction Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

      (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

      (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Transaction Documents, other than the certificate of authentication on the Trust Certificate and the Residual Interest Certificate, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to the Owner or the Residual Interest Owner, other than as expressly provided for herein or expressly agreed to in the Transaction Documents; and

      (f) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document, at the request, order or direction of the Owner or the Residual Interest Owner unless such Owner or the Residual Interest Owner has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

      Section 7.02. Furnishing of Documents. The Owner Trustee shall furnish to the Owner and the Residual Interest Owner promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

      Section 7.03. Representations and Warranties of the Trust Company. The Trust Company hereby represents and warrants to the Depositor and the Owner and the Residual Interest Owner that:

      (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

      (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

      (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Trust Company or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Estate resulting from actions by or claims against the Trust Company individually which are unrelated to this Agreement or the other Transaction Documents.

      Section 7.04. Reliance; Advice of Counsel.

      (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

      (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other
Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into by any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys as shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

      Section 7.05. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

      Section 7.06. Owner Trustee Not Liable for Trust Certificate, Residual Interest Certificate Notes or Timeshare Loans. The recitals contained herein and in the Trust Certificate and the Residual Interest Certificate (other than the signature and countersignature of the Owner Trustee and the certificate of authentication on such Certificates) shall be taken as the statements of the Depositor, and neither the Owner Trustee nor the Owner assumes responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Certificates (other than the signature and countersignature of the Owner Trustee and the certificate of authentication on the Certificates) or the Notes, or of any Timeshare Loan or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Timeshare Loan, or the perfection and priority of any security interest in any security relating to a Timeshare Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Residual Interest Owner under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Timeshare Loan; the existence and enforceability of any insurance thereon; the existence and contents of any Timeshare Loan on any computer or other record thereof; the validity of the assignment of any Timeshare Loan to the Trust or of any intervening assignment; the completeness of any Timeshare Loan; the performance or enforcement of any Timeshare Loan; the compliance by the Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation; or any action of the Servicer or any subservicer taken in the name of the Owner Trustee.

      Section 7.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Certificates or Notes and may deal with the Depositor, the Owner, the Residual Interest Owner, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                 ARTICLE VIII.

                          COMPENSATION OF OWNER TRUSTEE

      Section 8.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as are provided for and paid pursuant to Section 3.4 of the Indenture. Additionally, in accordance with Section 3.4 of the Indenture, the Owner Trustee shall be entitled to be reimbursed for its other reasonable out-of-pocket expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Owner Trustee's right to enforce such obligations shall be subject to the provisions of Section 11.08 hereof.

      Section 8.02. Indemnification. The Depositor shall be liable as primary obligor for, and shall indemnify the Trust Company and its successors, assigns and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the other Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's own willful misconduct or negligence or any inaccuracy of any representation or warranty contained in Section 7.03 hereof expressly made by the Owner Trustee. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.02, the Owner
Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

      Section 8.03. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee or the Trust Company pursuant to this Article VIII shall be deemed not to be a part of the Trust Estate immediately after such payment.

                                  ARTICLE IX.

                         TERMINATION OF TRUST AGREEMENT

      Section 9.01. Termination of Trust Agreement.

      (a) The Trust shall dissolve upon written notice, which shall be provided by the Owner to the Owner Trustee, only after the earlier of (i) the day on which the rights of all Notes to receive payments from the Issuer have terminated in accordance with the Indenture and final distribution of payments to the Residual Interest Certificates as required hereunder (the "Trust Termination Date") and (ii) dissolution of the Trust in accordance with applicable law. After satisfaction of liabilities of the Trust as provided by applicable law, any money or other property held as part of the Trust Estate following such distribution shall be distributed to the Owner. The bankruptcy, liquidation, dissolution, termination, death or incapacity of the Owner shall not (x) operate to terminate this Agreement or annul, dissolve or terminate the Trust, or (y) entitle the Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

      (b) Except as provided in Section 9.0l(a) hereof, neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

      (c) Notice of any dissolution of the Trust, specifying the Payment Date upon which the Residual Interest Owner shall surrender its Residual Interest Certificate to the Trust Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the
Certificateholder mailed within five Business Days of receipt of notice of termination from the Servicer, stating (i) the Payment Date upon or with respect to which final payment of the Residual Interest Certificate shall be made upon presentation and surrender of the Residual Interest Certificate at the office of the Trust Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Residual Interest Certificate at the office of the Trust Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Trust Paying Agent at the time such notice is given to the Residual Interest Owner. Upon presentation and surrender of the Residual Interest Certificates, the Trust Paying Agent shall cause to be distributed to the Residual Interest Owner amounts distributable on such Payment Date pursuant to Section 5.02 hereof.

      (d) In the event that the Residual Interest Owner shall not surrender its Residual Interest Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to such Residual Interest Owner to surrender its Residual Interest Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Residual Interest Certificate shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Residual Interest Owner concerning surrender of its Residual Interest Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

      (e) Upon the winding up of the Trust and payment of all liabilities in accordance with Section 3808 of the Statutory Trust Statute, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Statutory Trust Statute at which time the Trust shall terminate.

                                   ARTICLE X.

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

      Section 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; and having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least Baa3 by Moody's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.01, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Any Person meeting the requirements for an owner trustee under this Section 10.01 is referred to herein as "Eligible Owner Trustee". In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02 hereof.

      Section 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Depositor and the Servicer and the Indenture Trustee. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee, which successor shall be an Eligible Owner Trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee which shall be an Eligible Owner Trustee.

      If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 hereof and shall fail to resign after written request therefor by the Owner, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee, may remove the Owner Trustee. If the Indenture Trustee shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Owner shall promptly appoint a successor Owner Trustee which shall be an Eligible Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

      Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 hereof and payment of all fees and expenses owed to the outgoing Owner Trustee.

      Section 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 hereof shall execute, acknowledge and deliver to the Indenture Trustee and the Depositor, and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor, Indenture Trustee and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

      No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be an Eligible Owner Trustee pursuant to Section 10.01 hereof.

      Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Depositor shall mail notice thereof to the Certificateholders, the Indenture Trustee, the Agent and the Noteholders. If the Depositor shall fail to mail such notice within ten days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Depositor.

      Section 10.04. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to Section 10.01 hereof.

      Section 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 hereof and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 10.03 hereof.

      Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

      (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

      (b) no trustee under this Agreement shall be personally liable by reason of any such act or omission of any other trustee under this Agreement; and

      (c) the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Depositor, the Indenture Trustee and the Agent.

      Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts hall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                  ARTICLE XI.

                                  MISCELLANEOUS

      Section 11.01. Supplements and Amendments. This Agreement may be amended from time to time, by a written amendment duly executed and delivered by the Owner, Residual Interest Owner and the Owner Trustee, with the written consent of the Indenture Trustee, but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Noteholders; provided, however, that such amendment will not
(i) as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interest of any Noteholder or the Owner or Residual Interest Owner or cause the Trust to fail to be treated as a "qualified special purpose entity" as defined in Financial Accounting Standards Board Statement No. 140 and (ii) as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, further, that Section 2.03 hereof may be amended only with the consent of the Holders of Notes representing not less than 51% of the then Outstanding Note Balance of each Class of Notes. Additionally, notwithstanding the preceding sentence, this Agreement may be amended by the Owner, Residual Interest Owner and the Owner Trustee without the consent of the Indenture Trustee or any of the Noteholders to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust
(i) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Trust Estate or its income; provided, however, that (i) the Owner must deliver to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection and (ii) such amendment does not affect the rights, benefits, protections, privileges, immunities, duties or obligations of the Owner Trustee hereunder.

      This Agreement may also be amended from time to time by a written amendment duly executed and delivered by the Owner, Residual Interest Owner and the Owner Trustee, with the consent of the Indenture Trustee and Holders representing no less than 51% of the then Outstanding Note Balance of each Class of Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that without the consent of all Noteholders, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of distributions that are required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding amount of the Notes, the

Holders of which are required to consent to any such amendment; provided, further, that such amendment will not, (i) as evidenced by an Officer's Certificate of the Owner addressed and delivered to the Owner Trustee and the Indenture Trustee, and (ii) as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

      Prior to the execution of any such amendment or consent, the Depositor shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to the Indenture Trustee, the Depositor and the Agent.

      Promptly after the execution of any such amendment or consent, the Owner shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee.

      It shall not be necessary for the consent of the Noteholders pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

      Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

      The Owner Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer's Certificate of the Owner to the effect that the conditions to amendment have been satisfied.

      The Owner Trustee may, but shall not be obligated to, enter into, and unless it has consented thereto in writing shall not be bound by, any amendment which affects the Owner Trustee's own rights, duties, benefits, protections, privileges or immunities (as such or in its individual capacity) under this Agreement or otherwise.

      Section 11.02. No Legal Title to Trust Estate in Owner. The Owner shall not have legal title to any part of the Trust Estate. The Residual Interest Owner shall be entitled to receive distributions with respect to its undivided residual economic interest herein only in accordance with Articles V and IX hereof. No transfer, by operation of law or otherwise, of any right, title or interest of the Owner or the Residual Interest Owner to and in their respective interests in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

      Section 11.03. Limitations on Rights of Others. Except for Section 2.07 hereof, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Owner, the Residual Interest Owner and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.07 hereof), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      Section 11.04. Notices. All notices, demands, certificates, requests and communications hereunder ("Notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

If to the Servicer:                   Bluegreen Corporation
                                      4960 Conference Way North, Suite 100
                                      Boca Raton, Florida 33431
                                      Attn:  Allan Herz, Senior Vice President
                                      Telephone: (561) 912-8210
                                      Telecopier: (561) 912-8255

If to the Depositor                   BLUEGREEN RECEIVABLES FINANCE
or Residual Interest Owner:           CORPORATION IX
                                      4950 Communication Avenue, Suite 900
                                      Boca Raton, Florida 33431
                                      Attn:  Terry Jones, President
                                      Telephone: (561) 912-8025
                                      Telecopier: (561) 912-8121

If to the Owner Trustee:              Wilmington Trust Company
                                      Rodney Square North
                                      1100 North Market Street
                                      Wilmington, Delaware 19890-0001
                                      Attention: Corporate Trust Administration
                                      Telephone: (302) 636-6000
                                      Telecopier: (302) 636-4141

If to the Indenture Trustee:          U.S. Bank National Association
                                      60 Livingston Avenue
                                      St. Paul, Minnesota 55107
                                      Attn: Structured Finance
                                      Telephone: (651) 244-0011
                                      Telecopier: (651) 244-0089

If to the Owner:                      GSS Holdings, Inc.
                                      114 West 47th Street
                                      Suite 1715
                                      New York, New York 10036
                                      Attn: Kevin P. Burns
                                      Telecopier: (212) 302-8767

If to the Agent:                      Branch Banking and Trust Company
                                      805 Third Avenue, 30th Floor
                                      New York, New York 10022
                                      Attention: Paul Richardson
                                      Fax No.:  (212) 759-9133

                                      and

                                      Branch Banking and Trust Company
                                      200 West Second Street, 16th Floor
                                      Winston-Salem, North Carolina 27101
                                      Attention: Alan Staggers
                                      Fax No.: (336) 733-2740

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

      Section 11.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Certificateholders thereof.

      Section 11.06. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 11.07. Successors and Assigns. All Owner covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, and the Owner Trustee and their respective successors and permitted assigns and the Owner and the Residual Interest Owner and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Owner or the Residual Interest Owner shall bind the successors and assigns of the Owner or the Residual Interest Owner, as the case may be.

      Section 11.08. No Petition. The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor, or the Trust of, any bankruptcy proceedings under any United Sates federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Transaction Documents.

      Section 11.09. No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificate represents equity (in the case of the Trust Certificate) or residual economic (in the case of the Residual Interest Certificate) interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Originators, the Seller, the Owner Trustee, the Indenture Trustee or any of the respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Transaction Documents. The Owner by accepting the Trust Certificate acknowledges that such Trust Certificate represents an equity (but not economic) interest in the Trust and the Trust Estate only and does not represent an economic interest in the Trust or the Trust Estate or an interest in or an obligation of the Depositor, the Servicer, the Originators, the Seller, the Owner Trustee or any Affiliate of the foregoing, and no recourse may be had against any such party or their assets, except as may be expressly set forth or contemplated in the Transaction Documents.

      Section 11.10. Headings.

      The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      Section 11.11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 11.12. Trust Certificate Transfer Restrictions. The Trust Certificate may not be acquired by or for the account of a Benefit Plan. By accepting and holding a Trust Certificate, the Certificateholder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan nor will it hold such Trust Certificate for the account of a Benefit Plan. By accepting and holding a Trust Certificate, the Certificateholder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

      Section 11.13. Extraordinary Transactions. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, the Trust shall not without the affirmative vote of 100% of the Owner and the Owner Trustee:

      (a) engage in any  business  or  activity  other than in  accordance  with
Article II hereof;

      (b) incur any indebtedness, or assume or guarantee any indebtedness of any other person or entity, other than in connection with the activities described in Article II hereof;

      (c) dissolve or liquidate, in whole or in part;

      (d) consolidate with or merge into any other person or entity or sell, convey or transfer all or substantially all of its properties and assets to any other person or entity or acquire all or substantially all of the assets or capital stock or other ownership interest of any other person or entity;

      (e) institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy, insolvency or similar proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy, insolvency or readjustment of debts; or consent to the appointment of a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or a substantial part of its property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; or take any corporate action in furtherance of any such action; or

      (f) authorize any amendment to this Section 11.13 or Articles II or IV hereof.

      When voting on whether the Trust will take any action described in paragraph (e) of this Section 11.13, each controlling person of the Residual Interest Owner shall owe its primary fiduciary duty or other obligation to the Trust (including, without limitation, the Trust's creditors) and not to its sole shareholder (except as may be specifically required by applicable law). The Trust shall be deemed to have consented to the foregoing by virtue of such Residual Interest Owner's consent to this Agreement.

                            [signature pages follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                             BLUEGREEN RECEIVABLES FINANCE
                                             CORPORATION IX, as Depositor and
                                             Residual Interest Owner


                                             By: _______________________________
                                                 Printed Name:
                                                 Title:


                                             WILMINGTON TRUST COMPANY,
                                               as Owner Trustee

                                             By: _______________________________
                                                 Printed Name:
                                                 Title:


                                             GSS HOLDINGS, INC.,
                                               as Owner of the Trust Certificate

                                             By: _______________________________
                                                 Printed Name:
                                                 Title:

                       [Signature Page to Trust Agreement]

                                     ANNEX A

                              STANDARD DEFINITIONS


                                     Annex A

                                    EXHIBIT A

                         FORM OF CERTIFICATE OF TRUST OF
                        BXG RECEIVABLES NOTE TRUST 2004-C

      This Certificate of Trust of BXG Receivables Note Trust 2004-C (the "Trust"), dated November 2, 2004, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, ss. 3801, et seq.).

      1. Name. The name of the trust formed hereby is BXG Receivables Note Trust 2004-C.

      2. Delaware Trustee. The name and business address of the Owner Trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

      IN WITNESS WHEREOF, the undersigned, being the sole Owner Trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                   Wilmington Trust Company,
                                   not in its individual capacity but solely as Owner Trustee


                                   By:__________________________________________
                                       Printed Name:
                                       Title:

                                   EXHIBIT B-1

                            FORM OF TRUST CERTIFICATE

THIS TRUST CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

THIS TRUST CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, BLUEGREEN CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE TRUST AGREEMENT. THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED UNLESS THE CONDITIONS SET FORTH IN SECTION 3.04 OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH.

THIS CERTIFICATE IS TRANSFERABLE ONLY IN WHOLE AND NOT IN PART.

THIS TRUST CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND THIS TRUST CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

               BXG RECEIVABLES NOTE TRUST 2004-C TRUST CERTIFICATE

NO. 1

      THIS CERTIFIES THAT GSS HOLDINGS, INC. is the registered owner of 100% of the nonassessable, fully-paid, fractional undivided non-economic interest in the BXG Receivables Note Trust 2004-C (the "Trust") formed by BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, a Delaware corporation (the "Depositor").

      The trust was created pursuant to a Trust Agreement, dated as of November 2, 2004 (as amended, restated and/or supplemented from time to time, the "Trust Agreement"), among the Depositor, and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in (i) the Trust Agreement,
(ii) the Sale Agreement, dated as of December 1, 2004 (the "Sale Agreement"), among the Trust and the Depositor, or (iii) Indenture, dated as of December 1, 2004 (the "Indenture"), between BXG Receivables Note Trust 2004-C, as Issuer, Bluegreen Corporation, as Servicer, Vacation Trust, Inc., as Club Trustee, Branch Banking and Trust Company, as Agent, and U.S. Bank National Association, as Indenture Trustee.


                                     B-1-1

      This Trust Certificate is the duly authorized Trust Certificate designated as "BXG Receivables Note Trust 2004-C Trust Certificate" (the "Trust Certificate"). Also issued under the Indenture are the Timeshare Loan-Backed VFN Notes, Series 2004-C (the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Certificateholder of this Trust Certificate by virtue of its acceptance hereof assents and by which such Holder is bound. The Certificateholder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders to the extent described in the Indenture.

      It is the intent of the Servicer, the Depositor, Owner Trustee, Indenture Trustee and the Certificateholder that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii). The Depositor and any Certificateholder, by acceptance of a Trust Certificate, agrees to such treatment, and to take no action inconsistent with such treatment of, the Trust for federal income tax purposes.

      Each Certificateholder, by its acceptance of a Trust Certificate or beneficial interest in a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust or the Depositor, or join in any institution against the Trust or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificate, the Notes, the Trust Agreement or any of the other Transaction Documents.

      Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee or its Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for that purposes by the Owner Trustee in the City of Wilmington, State of Delaware.

      Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or any other Transaction Document or be valid for any purpose.

      THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS


                                     B-1-2

CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     B-1-3

                            [REVERSE OF CERTIFICATE]

      The Trust Certificate does not represent an obligation of, or an interest in the Depositor, the Servicer, the Originators, the Seller, the Owner Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the other Transaction
Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Timeshare Loans and certain other amounts, in each case as more specifically set forth herein and in the Indenture. A copy of each of the Indenture and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholder under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Holders representing at least 66-2/3% of the Outstanding Note Balance of each Class of Notes. Any such consent shall be conclusive and binding on the Holder and on all future Holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholder of the Trust Certificate or any Noteholder.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for resignation of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in Wilmington, Delaware, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar, executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon a new Trust Certificate evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Owner Trustee.

      Except as provided in the Trust Agreement, the Trust Certificate is issuable only as a registered Trust Certificate without coupons. No service charge will be made for any registration of transfer of such Trust Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

      The Owner Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.


                                     B-1-4

      The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholder of all amounts required to be paid to such holder pursuant to the Trust Agreement and the Indenture and the deposition of all property held as part of the Trust Estate. The Servicer may at its option purchase the Trust Estate at the times and at the prices specified in the Indenture.

      The Trust Certificate may not be acquired by a Benefit Plan. By accepting and holding this Trust Certificate, the Certificateholder hereof, shall be deemed to have represented and warranted that it is not a Benefit Plan and is not acquiring this Trust Certificate or an interest therein for the account of such an entity.


                                     B-1-5

      IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

Dated:

                                    BXG RECEIVABLES NOTE TRUST 2004-C

                                    By: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee


                                    By: ________________________________________
                                        Authorized Signatory

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This the Trust Certificate referred to in the within-mentioned Trust Agreement.

                                    By: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee


                                    By: ________________________________________
                                        Authorized Signatory


                                     B-1-6

                                   ASSIGNMENT

      FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)


________________________________________________________________________________
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


________________________________________________________________________________
to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:____________

Signature Guaranteed:

________________________________________      __________________________________
NOTICE:  Signature(s) must be guaranteed      NOTICE:  The  signature  to  this
by an eligible guarantor institution.         assignment  must  correspond with
                                              the name of the registered  owner
                                              as it  appears on the face of the
                                              within Trust Certificate in every
                                              particular, without alteration or
                                              enlargement    or   any    change
                                              whatever.


                                     B-1-7

                                   EXHIBIT B-2

                      FORM OF RESIDUAL INTEREST CERTIFICATE

THIS RESIDUAL INTEREST CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

THIS RESIDUAL INTEREST CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, BLUEGREEN CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE TRUST AGREEMENT. THIS RESIDUAL INTEREST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED UNLESS THE CONDITIONS SET FORTH IN SECTION 3.04 OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH.

THIS CERTIFICATE IS TRANSFERRABLE ONLY IN WHOLE AND NOT IN PART.

THIS RESIDUAL INTEREST CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE
STATE SECURITIES LAWS, AND THIS RESIDUAL INTEREST CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

         BXG RECEIVABLES NOTE TRUST 2004-C RESIDUAL INTEREST CERTIFICATE

NO. 1

      THIS CERTIFIES THAT BLUEGREEN RECEIVABLES FINANCE CORPORATION IX is the registered owner of 100% of the residual economic interest in the BXG Receivables Note Trust 2004-C (the "Trust") formed by BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, a Delaware corporation (the "Depositor").

      The Trust was created pursuant to a Trust Agreement, dated as of November 2, 2004 (as amended, restated and/or supplemented from time to time, the "Trust Agreement"), among the Depositor, and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in (i) the Trust Agreement,
(ii) the Sale Agreement, dated as of December 1, 2004 (the "Sale Agreement"), among the Trust and the Depositor, or (iii) the Indenture, dated as of December 1, 2004 (the "Indenture"), between BXG Receivables Note Trust 2004-C, as Issuer Bluegreen Corporation, as Servicer, Vacation Trust, Inc., as Club Trustee, Branch Banking and Trust Company, as Agent, and U.S. Bank National Association, as Indenture Trustee.


                                     B-2-1

      This Residual Interest Certificate is the duly authorized Residual Interest Certificate designated as "BXG Receivables Note Trust 2004-C Residual Interest Certificate" (the "Residual Interest Certificate"). Also issued under the Indenture are the Timeshare Loan-Backed VFN Notes, Series 2004-C (the "Notes"). This Residual Interest Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Certificateholder of this Residual Interest Certificate by virtue of its acceptance hereof assents and by which such Certificateholder is bound. The holder of this Residual Interest Certificate acknowledges and agrees that its rights to receive distributions in respect of this Residual Interest Certificate are subordinated to the rights of the Noteholders to the extent described in the Sale Agreement and the Indenture.

      It is the intent of the Servicer, the Depositor, Owner Trustee, Indenture Trustee and the Certificateholder that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii) and that all items of income, deduction, gain, loss or credit of the Trust will be treated as such items of the Certificateholder. The Depositor and any other Certificateholder, by acceptance of a Residual Interest Certificate, agrees to such treatment, and to take no action inconsistent with such treatment of, the Trust for federal income tax purposes.

      Each Certificateholder, by its acceptance of a Residual Interest Certificate or beneficial interest in a Residual Interest Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust or the Depositor, or join in any institution against the Trust or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Residual Interest Certificate, the Notes, the Trust Agreement or any of the other Transaction Documents.

      Distributions on this Residual Interest Certificate will be made as provided in the Trust Agreement by the Owner Trustee or its Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Registrar without the presentation or surrender of this Residual Interest Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Residual Interest Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Residual Interest Certificate at the office or agency maintained for that purpose by the Owner Trustee in the City of Wilmington, State of Delaware.

      Reference is hereby made to the further provisions of this Residual Interest Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Residual Interest Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or any other Transaction Document or be valid for any purpose.


                                     B-2-2

      THIS RESIDUAL INTEREST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     B-2-3

                            [REVERSE OF CERTIFICATE]

      The Residual Interest Certificate does not represent an obligation of, or an interest in the Depositor, the Servicer, the Originators, the Seller, the Owner Trustee, the Indenture Trustee or any of the respective Affiliates and no recourse may be had against such parties of their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the other Transaction Documents. In addition, this Residual Interest Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Timeshare Loans and certain other amounts, in each case as more specifically set forth herein and in the Indenture. A copy of each of the Indenture and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholder under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Holders representing at least 66-2/3% of the then Outstanding Note Balance of each Class of Notes. Any such consent shall be conclusive and binding on the Holder and on all future Holders of this Residual Interest Certificate and of any Residual Interest Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Residual Interest Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholder of the Residual Interest Certificate or any Noteholder.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Residual Interest Certificate is registerable in the Certificate Register upon surrender of this Residual Interest Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in Wilmington, Delaware, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar, executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon a new Residual Interest Certificate evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Owner Trustee.

      Except as provided in the Trust Agreement, the Residual Interest Certificate is issuable only as a registered Residual Interest Certificate without coupons. No service charge will be made for any registration of transfer of such Residual Interest Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

      The Owner Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Residual Interest Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.


                                     B-2-4

      The obligations and responsibilities created by the Trust Agreement and the Trust crated thereby shall terminate upon the payment to Certificateholder of all amounts required to be paid to such holder pursuant to the Trust Agreement and the Indenture and the deposition of all property held as part of the Trust Estate. The Servicer may at its option purchase the Trust Estate at the times and at the prices specified in the Indenture.

      The Residual Interest Certificate may not be acquired by a Benefit Plan. By accepting and holding this Residual Interest Certificate, the Certificateholder hereof, shall be deemed to have represented and warranted that it is not a Benefit Plan and is not acquiring this Residual Interest Certificate or an interest therein for the account of such an entity.


                                     B-2-5

      IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Interest Certificate to be duly executed.

Dated:

                                     BXG RECEIVABLES NOTE TRUST 2004-C

                                     By: Wilmington Trust Company, not in its
                                         individual capacity but solely as Owner
                                         Trustee


                                     By: __________________________________
                                         Authorized Signatory

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This the Residual Interest Certificate referred to in the within-mentioned Trust Agreement.

                                     By: Wilmington Trust Company, not in its
                                         individual capacity but solely as Owner
                                         Trustee


                                     By: ________________________________
                                         Authorized Signatory


                                     B-2-6

                                   ASSIGNMENT

      FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)


________________________________________________________________________________
the within Residual Interest Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
to transfer said Residual Interest Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:____________

Signature Guaranteed:


________________________________________      __________________________________
NOTICE:  Signature(s) must be guaranteed      NOTICE:  The  signature  to  this
 by an eligible guarantor institution.        assignment  must  correspond with
                                              the name of the registered  owner
                                              as it  appears on the face of the
                                              within     Residual      Interest
                                              Certificate in every  particular,
                                              without alteration or enlargement
                                              or any change whatever.


                                     B-2-7